UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 16, 2008

SureWest Communications
(Exact Name of Registrant as Specified in its Charter)

California	0-556	68-0365195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Vernon Street, Roseville, California	95678
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(916) 772-2000

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 16, 2008, SureWest Communications (the “Company” or “SureWest”) updated its investor presentation, originally presented at the Cowen and Company 20/20 TMT Conference in New York City on May 28, 2008.

A copy of the updated presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(b) Unaudited Pro Forma Financial Information.
The information previously reported in connection with the Amended Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on April 28, 2008 related to the Company’s acquisition of Everest Broadband, Inc. (“Everest”); to include the pro forma financial information as required under Item 9.01 (b) and related exhibits under Item 9.01 (d), for the fiscal year ended December 31, 2007 has been updated to provide supplemental quarterly pro forma statements of operations information for the 2007 periods and the first quarter of 2008.

The following unaudited quarterly pro forma condensed combined statements of operations information is attached hereto as Exhibit 99.2 and is incorporated by reference in its entirety herein:

(i)	Unaudited Quarterly Pro Forma Condensed Combined Statements of Operations for the quarters ended March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007 and March 31, 2008.

(ii)	Notes to Unaudited Quarterly Pro Forma Condensed Statements of Operations.

The following unaudited quarterly pro forma selected financial data (on a pro forma consolidated and a pro forma segment basis) and unaudited quarterly pro forma selected operating metrics for each of the Company’s reportable segments is attached hereto as Exhibit 99.3 and is incorporated by reference in its entirety herein:

(i)
Unaudited Quarterly Pro Forma Selected Financial Data (on a pro forma consolidated and a pro forma segment basis) for the quarters ended March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007 and March 31, 2008.

(ii)
Unaudited Quarterly Pro Forma Selected Operating Metrics for each of the Company’s Reportable Segments for the quarters ended March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007 and March 31, 2008.

(d) Exhibits.

Exhibit No.	Description
99.1	Presentation dated June 16, 2008.
99.2	Unaudited Quarterly Pro Forma Condensed Combined Statements of Operations for the quarters ended March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007 and March 31, 2008.
99.3
Unaudited Quarterly Pro Forma Selected Financial Data (on a pro forma consolidated and a pro forma segment basis) and Unaudited Quarterly Pro Forma Selected Operating Metrics for each of the Company’s reportable segments for the quarters ended March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007, and March 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUREWEST COMMUNICATIONS

By:	/s/ Dan T. Bessey
Dan T. Bessey,
Vice President and Chief Financial Officer
Date: June 16, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation dated June 16, 2008.
99.2	Unaudited Quarterly Pro Forma Condensed Combined Statements of Operations for the quarters ended March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007 and March 31, 2008.
99.3
Unaudited Quarterly Pro Forma Selected Financial Data (on a pro forma consolidated and a pro forma segment basis) and Unaudited Quarterly Pro Forma Selected Operating Metrics for each of the Company’s reportable segments for the quarters ended March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007, and March 31, 2008.